Long -Term Debt (Schedule Of Minimum Repayments For The Balances Outstanding With Respect To The Credit Facilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Long -Term Debt [Abstract]
2012	$ 138,888
2013	158,871
2014	280,756
2015	800,961
2016	107,657
Thereafter	1,508,596
Long-term debt	$ 2,995,729	$ 2,396,771